As filed with the Securities and Exchange Commission on November 26, 2018

Securities Act File No. 333-[        ]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No. __

AB VARIABLE PRODUCTS SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code:

(800) 221-5672

EMILIE D. WRAPP

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Copies of Communications to:

Paul M. Miller

Seward & Kissel LLP

901 K Street, N.W.

Suite 800

Washington, D.C. 20001

It is proposed that this filing will become effective on December 26, 2018 pursuant to Rule 488.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

AB VARIABLE PRODUCTS SERIES FUND, INC. —

AB VALUE PORTFOLIO

1345 Avenue of the Americas

New York, New York 10105

December [_], 2018

INFORMATION ABOUT THE ACQUISITION

Dear Contractholder:

We are sending this information to you because you hold an interest in a separate account offered by an insurance company that funds a variable insurance product. Certain of the purchase payments made under your contract by you as a contractholder have been allocated to AB Value Portfolio (“Value Portfolio”), a series of AB Variable Products Series Fund, Inc. (“AVP”).

The Board of Directors (the “Directors”) of AVP is pleased to announce the acquisition of the assets and liabilities of Value Portfolio by AB Growth and Income Portfolio (“Growth and Income Portfolio”), another series of AVP. We sometimes refer to each of Growth and Income Portfolio and Value Portfolio as a “Portfolio” and together, the “Portfolios”. The acquisition, which is expected to be consummated on or about April 18, 2019, is described in more detail in the attached Combined Information Statement/Prospectus, which sets forth information about the Portfolios that a prospective investor should know before investing. You should review the Combined Information Statement/Prospectus carefully and retain it for future reference. The acquisition does not require your approval, and you are not being asked to vote.

Value Portfolio and Growth and Income Portfolio have the same investment objective and certain similarities in investment strategies, as both Funds seek long-term growth of capital and invest in the securities of U.S. companies, using a value approach to investing. We anticipate that the acquisition will result in benefits to the shareholders of Value Portfolio as discussed more fully in the Prospectus. As a general matter, we believe that the acquisition will provide a more efficient investment opportunity with a lower expense ratio for Value Portfolio shareholders.

In approving the acquisition, the Directors have considered, among other things, the investment objectives and investment policies of the Portfolios, the historical performance of the Portfolios, each Portfolio’s prospects for growth, expense ratio reductions expected to result from the acquisition, the portfolio management team of each Portfolio, the comparison of fees for the Portfolios and the pro forma combined Portfolio, the overlap of the securities eligible to be held by the Portfolios, the costs of the acquisition and the allocation thereof, and the tax-free nature of the acquisition and have concluded that the acquisition is in the best interests of the Portfolios.

Upon the acquisition of Value Portfolio by Growth and Income Portfolio, insurance company shareholders of Value Portfolio will receive shares of Growth and Income Portfolio of the same class of shares as the shares they currently own, which have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s shares in Value Portfolio. Value Portfolio would then terminate. The contractholders of Value Portfolio will not be assessed any sales charges or other shareholder fees in connection with the acquisition.

Sincerely,

Robert M. Keith

President

COMBINED INFORMATION STATEMENT/PROSPECTUS

Acquisition of the Assets and Assumption of the Liabilities of

AB VARIABLE PRODUCTS SERIES FUND, INC. —

AB VALUE PORTFOLIO

By, and in Exchange for Shares of,

AB VARIABLE PRODUCTS SERIES FUND, INC. —

AB GROWTH AND INCOME PORTFOLIO

December [_], 2018

TABLE OF CONTENTS

Questions and Answers	1
Summary	4
Comparison of Performance	4
Comparison of Fees	4
Comparison of Investment Advisory Fees	6
Comparison of Investment Objectives and Policies	6
Principal Risks	8
Federal Income Tax Consequences	8
Comparison of Distribution and Purchase Procedures	9
Service Providers	9
Comparison of Business Structures	9
Information about the Transaction	10
Description of the Plan	10
Reasons for the Acquisition	10
Description of Securities to Be Issued	12
Dividends and Other Distributions	12
Federal Income Tax Consequences	12
Capitalization Information	13
Information about the Portfolios	14
Management of the Portfolios	14
Advisory Agreement and Fees	14
Distributor	16
Other Service Providers	16
Legal Matters	16
Experts	17
Financial Highlights	17
Appendix A — Comparison of Investment Objectives and Policies	A-1
Appendix B — Portfolio Performance	B-1
Appendix C — Description of Principal Risks of the Portfolios	C-1
Appendix D — Certain Information Applicable to Class A and Class B Shares of Growth and Income Portfolio	D-1
Appendix E — Other Information	E-1
Appendix F — Form of Plan of Acquisition and Liquidation	F-1
Appendix G — Capitalization	G-1
Appendix H — Share Ownership Information	H-1
Appendix I — Financial Highlights	I-1

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the acquisition and of the information contained in this Combined Information Statement/Prospectus (“Information Statement/Prospectus”).

1. What is this document and why did we send this document to you?

This Information Statement/Prospectus provides you with information about the acquisition (the “Acquisition”) of the assets and liabilities of AB Value Portfolio (“Value Portfolio”), a series of AB Variable Products Series Fund, Inc. (“AVP” or the “Fund”), by AB Growth and Income Portfolio (“Growth and Income Portfolio”), another series of AVP. (Value Portfolio and Growth and Income Portfolio are each a “Portfolio” and, collectively, the “Portfolios.”)

At a meeting held on November 6-8, 2018, the Board of Directors (the “Directors”) of AVP approved and declared advisable the Acquisition of Value Portfolio by Growth and Income Portfolio. The Acquisition does not require approval by Value Portfolio shareholders. No action on your part is required to effect the Acquisition.

Shares of the Portfolios are not sold directly to individuals. The Portfolios only offer their shares through the separate accounts of life insurance companies (“Insurers”). As a contractholder, you hold a contract with an Insurer that offers the Portfolios as an investment option. The Insurers are the shareholders of record but the contractholders have a beneficial interest in the Portfolios. References to “you” or “shareholders” in this Information Statement/Prospectus include the Insurers, as the shareholders of record, and contractholders.

Shareholders may contact a Portfolio at 1-800-221-5672 or write to a Portfolio at 1345 Avenue of the Americas, New York, NY 10105.

2. How will the Acquisition work?

The Plan of Acquisition and Liquidation dated as of November 8, 2018 (the “Plan”) provides for (i) the transfer of all the assets of Value Portfolio to Growth and Income Portfolio, (ii) the assumption by Growth and Income Portfolio of all the liabilities of Value Portfolio, (iii) the issuance to Value Portfolio shareholders of the equivalent class of shares of Growth and Income Portfolio, equal in aggregate net asset value (“NAV”) to the NAV of their former Value Portfolio shares in redemption of their Value Portfolio shares, and (iv) the termination of Value Portfolio.

The shareholders of Value Portfolio are insurance company separate accounts (“Separate Accounts”) used to fund variable annuity contracts and variable life insurance policies (“Variable Products”). As a Variable Product owner, you have a beneficial interest in the insurance company’s shares of Value Portfolio. The insurance companies will receive shares of a class of Growth and Income Portfolio corresponding to the class of shares of Value Portfolio they now own. The Growth and Income Portfolio shares that shareholders of Value Portfolio receive will have the same aggregate NAV as the shares of Value Portfolio held before the Acquisition. Shareholders of Value Portfolio will not be assessed any sales charges or other shareholder fees in connection with the Acquisition. Class B shares of both Value Portfolio and Growth and Income Portfolio are subject to distribution fees.

3. Why is the Acquisition taking place?

After considering the recommendation of AllianceBernstein L.P. (the “Adviser”), the Directors concluded that participation by Value Portfolio in the Acquisition is in the best interests of Value Portfolio. The Directors also

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concluded that the Acquisition would benefit Value Portfolio shareholders by resulting in, among other things, a reduction in expenses, and would not dilute shareholders’ interests. In reaching this conclusion, the Directors considered, among other things, the investment objectives and investment policies of the Portfolios, the historical performance of the Portfolios, each Portfolio’s prospects for growth, the expense ratio reductions expected to result from the Acquisition, the portfolio management team of each Portfolio, the comparison of fees for the Portfolios and the pro forma combined Portfolio, the overlap of securities eligible to be held by the Portfolios, the costs of the Acquisition and the allocation thereof, and the tax-free nature of the Acquisition.

4. When will the Acquisition take place?

The Acquisition is expected to be consummated on or about April 18, 2019.

5. Who will bear the expenses of the Acquisition?

The expenses of the Acquisition will be borne by the Portfolios, which will be apportioned on the basis of each Portfolio’s projected expense ratio reductions relative to the other’s, in the amounts of approximately $125,590 and $6,610 for Value Portfolio and Growth and Income Portfolio, respectively.

6. Where may I find additional information regarding the Portfolios?

Additional information about the Portfolios is available in the Statement of Additional Information (“SAI”) dated December [_], 2018 that has been filed with the Securities and Exchange Commission (“SEC”) in connection with this Information Statement/Prospectus (the “Acquisition SAI”). The Acquisition SAI and each Portfolio’s Annual Report to Shareholders (which contains audited financial statements for the Portfolios’ fiscal year ended December 31, 2017) and Semi-Annual Report to Shareholders dated June 30, 2018, are incorporated by reference into this Information Statement/Prospectus. In addition, the Prospectus and SAI for each Portfolio dated May 1, 2018, as amended (the “Prospectuses”) are also incorporated by reference into this Information Statement/Prospectus.

Additional copies of the Prospectuses are available at www.abfunds.com and the Annual and Semi-Annual Reports and the Prospectuses for each Portfolio are available, along with this Information Statement/Prospectus and Acquisition SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

By mail:	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By phone:	For Information: 1-800-221-5672 For Literature: 1-800-227-4618

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In person:	at the SEC’s Public Reference Room in Washington, DC

By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)
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By mail:	Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520 (duplicating fee required)

By electronic mail:	publicinfo@sec.gov (duplicating fee required)

On the Internet:	www.sec.gov

Other Important Things to Note:

•	You may lose money by investing in the Portfolios.

•	The SEC has not approved or disapproved these securities or passed upon the adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

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SUMMARY

The following summary highlights differences between Growth and Income Portfolio and Value Portfolio. This summary is not complete; for more complete information, please read this entire document. Note that certain information is presented as of August 31, 2018.

Value Portfolio is a diversified open-end fund, with assets, as of August 31, 2018, of approximately $65 million. The Fund is an actively-managed multi-cap value fund that invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that the Portfolio’s Adviser believes are undervalued. Growth and Income Portfolio is a diversified open-end fund, with assets, as of August 31, 2018, of approximately $1.057 billion, that invests primarily in the equity securities of U.S. companies that the Portfolio’s Adviser believes are undervalued.

Comparison of Performance

Growth and Income Portfolio has outperformed Value Portfolio for the one-year, five-year and ten-year periods. The average annual total returns for Class A shares of Growth and Income Portfolio, as of December 31, 2017, was 18.93% for one year, 14.76% for five years and 7.28% for ten years, and for Value Portfolio’s Class A shares, 13.57% for one year, 12.38% for five years and 4.84% for ten years. These performance numbers do not reflect charges associated with the Variable Products or contractholders’ accounts, and include the impact of proceeds received and credited to the Portfolios resulting from class action settlements, which enhanced the performance of Value Portfolio and Growth and Income Portfolio for the 1-year period ended December 31, 2017 by 0.13% and 0.68%, respectively.

Comparison of Fees

The expense ratios of the Growth and Income Portfolio Class A and Class B shares are lower than the expense ratios of the Value Portfolio Class A and Class B shares. The Acquisition is expected to result in a reduction in expense ratios for shareholders of Value Portfolio as well as for Growth and Income Portfolio shareholders. The following table shows the Portfolios’ expense ratios and pro forma expense ratio of the combined Portfolio for Class A and Class B shares as of September 30, 2018.

	Class A Total Annual Expense Ratio	Class B Total Annual Expense Ratio
Value Portfolio	.92%	1.17%
Growth and Income Portfolio	.60%	.85%
Growth and Income Portfolio (Combined Portfolio) (pro forma)	.59%	.84%

As the table indicates, the expense ratio is expected to be reduced for Value Portfolio’s Class A and Class B shares by 0.33% after the Acquisition. The Acquisition is expected to also result in a reduction in the expense ratios for Growth and Income Portfolio Class A and B shares of 0.01%. The pro forma numbers shown for the combined Portfolio reflect full reimbursement to the Adviser of its costs of providing certain administrative services.

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Fee Table

Shareholder Fees (fees paid directly from your investment)

N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

The operating expenses information below is designed to assist contractholders of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. The information allows you to compare the expenses of each Portfolio and estimates for the pro forma combined Portfolio in its first year following the Acquisition. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, contractholders that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to contractholders. Inclusion of these charges would increase the fees and expenses provided below.

	Value Portfolio Class A	Growth and Income Portfolio Class A	Growth and Income Portfolio (Combined Portfolio) (pro forma) Class A
Management Fees	.55%	.55%	.55%
Other Expenses	.37%	.05%	.04%
Total Portfolio Operating Expenses	.92%	.60%	.59%

	Value Portfolio Class B	Growth and Income Portfolio Class B	Growth and Income Portfolio (Combined Portfolio) (pro forma) Class B
Management Fees	.55%	.55%	.55%
Distribution and/or Service (12b-1) Fees	.25%	.25%	.25%
Other Expenses	.37%	.05%	.04%
Total Portfolio Operating Expenses	1.17%	.85%	.84%

Examples

The Examples are to help you compare the cost of investing in each Portfolio with the cost of investing in the combined Portfolio on a pro forma basis. The Examples do not give effect to any separate account or contract level fees that might be paid by a contractholder. They assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Portfolio’s operating expenses stay the same and that all dividends and distributions are reinvested.

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	Value Portfolio Class A	Growth and Income Portfolio Class A	Growth and Income Portfolio (Combined Portfolio) (pro forma) Class A
After 1 Year	$94	$61	$60
After 3 Years	$239	$192	$189
After 5 Years	$509	$335	$329
After 10 Years	$1,131	$750	$738

	Value Portfolio Class B	Growth and Income Portfolio Class B	Growth and Income Portfolio (Combined Portfolio) (pro forma) Class B
After 1 Year	$119	$87	$86
After 3 Years	$372	$271	$268
After 5 Years	$644	$471	$466
After 10 Years	$1,420	$1,049	$1,037

Comparison of Investment Advisory Fees

Value Portfolio and Growth and Income Portfolio pay advisory fees to the Adviser at the same annual rate of .55% of each Portfolio’s average daily net assets.

Comparison of Investment Objectives and Policies

The investment objectives of the Portfolios are the same and their investment strategies are similar, as shown in the following table.

	Value Portfolio	Growth and Income Portfolio
Investment Objective	Value Portfolio’s investment objective is long-term growth of capital.	Growth and Income Portfolio’s investment objective is long-term growth of capital.
Principal Investment Strategies

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Portfolio’s portfolio, the Adviser uses its fundamental

The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its

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Value Portfolio	Growth and Income Portfolio

and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Adviser’s fundamental analysis depends heavily upon its internal research staff. The research staff of company and industry analysts covers a research universe that includes the majority of the capitalization of the Russell 1000® Value Index. The Adviser typically projects a company’s financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings, assuming average mid-economic cycle growth for the fifth year.

internal research staff in making investment decisions for the Portfolio. In determining a company’s intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio’s portfolio normally will include companies ranking in the top three deciles of the Adviser’s valuation model.

The Adviser recognizes that the perception of what is a “value” stock is relative and the factors considered in determining whether a stock is a “value” stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio’s portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

As the table above shows, the Portfolios both have an investment objective of long-term growth of capital and utilize a similar investment strategy, investing in equity securities of U.S. companies (with a tilt towards large-capitalization companies) that the Adviser believes are undervalued. However, Growth and Income Portfolio pursues a relative value investment strategy, as described above, while Value Portfolio pursues a deep value investment strategy. A more detailed comparison of the investment strategies and policies of the Portfolios is provided in Appendix A and the historical performance of the Portfolios is provided in Appendix B.

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Given the differences in their value investment approach, there is currently an overlap of only approximately 19% between the portfolio holdings of the Portfolios. The Adviser expects that Growth and Income Portfolio will retain approximately 14% of Value Portfolio’s portfolio. Growth and Income Portfolio will therefore acquire approximately $9.1 million of securities free of transaction costs. Such an acquisition of securities would otherwise involve expenses of approximately $14,400. The Adviser anticipates that the remainder of Value Portfolio’s equity positions will be repositioned shortly before the Acquisition. The transaction costs associated with selling these equity securities and purchasing securities in anticipation of the Acquisition are expected to total approximately $283,800, or approximately 44 basis points1 of Value Portfolio’s net assets. Because Value Portfolio’s shareholders will benefit significantly from the Acquisition, the Adviser believes it is fair for Value Portfolio to bear the repositioning costs. As indicated above, the Acquisition will result in expense ratio savings for shareholders of both Portfolios, particularly for shareholders of Value Portfolio whose annual total expense ratio will be reduced by 33 basis points following the Acquisition.

Principal Risks

Each Portfolio is subject to principal risks of market risk, foreign (non-U.S.) risk, currency risk, derivatives risk and management risk.

Growth and Income Portfolio is also subject to industry/sector risk. Due to its stock selection process, Growth and Income Portfolio is more likely than Value Portfolio to invest in a particular industry or group of related industries. This may result in more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio's investments.

A description of each of these risks is provided in Appendix C.

Federal Income Tax Consequences

As long as the contracts funded through the separate accounts of the insurance company shareholders qualify as annuity contracts under section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), the Acquisition will not create any tax liability for contractholders.

No gain or loss will be recognized by Value Portfolio or its shareholders as a result of the Acquisition. The aggregate tax basis of the shares of Growth and Income Portfolio received by a shareholder of Value Portfolio (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder’s shares of Value Portfolio. The holding period of the shares of Growth and Income Portfolio received by a shareholder of Value Portfolio (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of Value Portfolio held by the shareholder, provided that such shares are held as capital assets by the shareholder of Value Portfolio at the time of the Acquisition. The holding period and tax basis of each asset of Value Portfolio in the hands of Growth and Income Portfolio as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of Value Portfolio prior to the Acquisition. Provided that Value Portfolio shares surrendered constitute capital assets in the hands of the shareholder, such gain or loss realized by the shareholder will be capital gain or loss upon disposition of the shares. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Portfolios. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”).

Neither Portfolio has any capital loss carryforward positions. No distribution of capital gains to Value Portfolio shareholders prior to the closing of the Acquisition is anticipated. Prior to the closing of the Acquisition, AVP, if necessary, will declare a distribution to the Value Portfolio shareholders which, together with all previous distributions, will have the effect of distributing to the Value Portfolio shareholders all of Value Portfolio’s

1 A basis point is 0.01% or one one-hundredth of a percent.

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investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

A portion of the assets of Value Portfolio may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Value Portfolio’s basis in such assets. Any capital gains recognized in these sales will be distributed to Value Portfolio’s shareholders (but not contractholders) as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders (but not to the contractholders).

Additional tax considerations are discussed under the section on “Federal Income Tax Consequences” in “Information about the Transaction”.

Comparison of Distribution and Purchase Procedures

The purchase procedures for the Portfolios are the same. The Portfolios offer their shares through the separate accounts of life insurance companies (the “Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios’ shares.

AllianceBernstein Investments, Inc. (“ABI”) may from time to time receive payments from Insurers in connection with the sale of the Portfolios’ shares through the Insurer’s separate accounts. More information on distribution and purchase procedures of Growth and Income Portfolio is provided in Appendix D.

Service Providers

The Portfolios have the same service providers, which will continue in their capacity after the Acquisition.

Comparison of Business Structures

Each Portfolio is a series of AVP, which is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law. For more information on the organizational structure and governance of the Portfolios, see Appendix E.

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INFORMATION ABOUT THE TRANSACTION

Description of the Plan

As provided in the Plan, Growth and Income Portfolio will acquire all the assets and assume all the liabilities, expenses and obligations of Value Portfolio at the effective time of the Acquisition (the “Effective Time”). In return, Growth and Income Portfolio will issue, and Value Portfolio will distribute to its shareholders, a number of full and fractional shares of Growth and Income Portfolio, determined by dividing the net value of all the assets of Value Portfolio by the NAV of one share of Growth and Income Portfolio. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Portfolio. The Plan provides that shareholders of Value Portfolio will be credited with shares of Growth and Income Portfolio corresponding to the aggregate NAV of Value Portfolio shares that the shareholder holds of record at the Effective Time.

Following the distribution of Growth and Income Portfolio shares in full liquidation of Value Portfolio, Value Portfolio will wind up its affairs and terminate as soon as is reasonably possible after the Acquisition.

The projected expenses of the Acquisition, largely those for legal, accounting, printing and mailing expenses, are estimated to total approximately $132,200. The projected expenses will be shared by the Portfolios on the basis of the benefit that they will receive relative to their respective total expense ratios (“TERs”). Based on September 30, 2018 expense numbers, Value Portfolio would have a .33% reduction in expenses, representing a 36% TER reduction, and Growth and Income Portfolio would have a .01% reduction in expenses, representing a 2% TER reduction. Based on these relative benefits, the projected Acquisition expenses would be apportioned 95% to Value Portfolio, or $125,590, which represents 19.6 basis points of Value Portfolio’s net assets as of September 30, 2018, and 5% to Growth and Income Portfolio, or $6,610, which represents less than .10 basis points of Growth and Income Portfolio’s net assets at September 30, 2018.

The Acquisition is expected to be consummated on or about April 18, 2019. Under applicable legal and regulatory requirements, none of Value Portfolio’s shareholders will be entitled to exercise objecting shareholders’ appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, shareholders will be bound by the terms of the Acquisition under the Plan. However, any shareholder of Value Portfolio may redeem shares of common stock prior to the Acquisition.

Completion of the Acquisition is subject to certain conditions set forth in the Plan. The Directors may terminate the Plan under certain circumstances. Among other circumstances, the Directors may terminate the Plan upon a determination that proceeding with the Plan is not in the best interests of a Portfolio or of its shareholders.

A copy of a form of the Plan for the Acquisition is attached as Appendix F.

Reasons for the Acquisition

At the Board Meeting held on November 6-8, 2018 (“Board Meeting”), the Adviser recommended that the Directors approve the proposed Plan and Acquisition. The Directors considered the factors discussed below from the point of view of the interests of Value Portfolio and its shareholders. After careful consideration, the Directors (including all Directors who are not “interested persons” of the Portfolio, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of each Portfolio and that the interests of existing shareholders of the respective Portfolio would not be diluted as a result of the Acquisition. The Directors have unanimously approved the Plan and Acquisition.

The Adviser presented the following reasons in favor of the Acquisition:

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•	The Adviser discussed with the Directors that it believes that, in light of the small size of Value Portfolio, the Acquisition would benefit Value Portfolio and its shareholders by resulting in a more efficient investment opportunity with lower expenses.

At the Board Meeting, the Directors (with the advice and assistance of independent counsel) also considered, among other things:

•	potential shareholder benefits, including the fact that, based on August 31, 2018 expense numbers, the pro forma total expenses of each class of shares of the combined Portfolio are expected to be lower than the current expenses of the corresponding classes of shares of Value Portfolio;

•	the Adviser’s plans with respect to the portfolio securities of Value Portfolio and Growth and Income Portfolio, including that (i) there is currently an overlap of only approximately 19% between the portfolio holdings of the two Portfolios, (ii) the Adviser expects that Growth and Income Portfolio will retain approximately 14% of Value Portfolio’s portfolio, (iii) the balance of Value Portfolio’s portfolio will be repositioned shortly before the Acquisition, and (iv) Value Portfolio will bear the costs of such repositioning;

•	the current asset level of Value Portfolio and the combined pro forma asset level of the combined Portfolio;

•	the historical performance of the Portfolios;

•	the investment objectives and principal investments of the Portfolios, which are similar in that both invest in the equity securities of U.S. companies that the Adviser believes are undervalued, although the Portfolios have slightly different investment strategies and approaches; and

•	that the portfolio management teams and the individuals on the teams with the most direct day-to-day management responsibilities are different and that the portfolio management team and the individuals with the most direct day-to-day management responsibilities for Growth and Income Portfolio will continue to have responsibility for management of the combined Portfolio.

The Directors also considered, among other things:

•	the fact that, because the Separate Accounts are not subject to federal income tax on a current basis, there is no need to consider the impact of the Acquisition on any capital loss carryforwards;

•	the form of the Plan and the terms and conditions of the Acquisition;

•	the fact that the Portfolios have the same advisory contract terms and pay the same advisory fee rates;

•	whether the Acquisition would result in the dilution of shareholders’ interests;

•	the fact that no changes in service providers would result from the Acquisition;

•	the benefits of the Acquisition to the Adviser, which will benefit from the elimination of separate monitoring and administration of Value Portfolio;

•	the fact that Growth and Income Portfolio will assume all the liabilities, expenses and obligations of Value Portfolio;

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•	the expected federal income tax consequences of the Acquisition;

•	the expenses of the Acquisition, and the fact that these would be borne by both Portfolios and apportioned on the basis of the projected relative expense ratio reductions for each Portfolio as a result of the Acquisition; and

•	the fact that the Adviser has agreed to indemnify Growth and Income Portfolio for a three-year period against any undisclosed or other liabilities not disclosed or not reflected in the NAV of Value Portfolio at the time of the Acquisition, to reimburse Growth and Income Portfolio for any costs in connection with investigating any such liability, and to continue certain insurance coverage for a six-year period.

Also at the Board Meeting, the Directors approved the Plan on behalf of Growth and Income Portfolio.

Description of Securities to Be Issued

Under the Plan, Growth and Income Portfolio will issue additional shares of its Class A and Class B common stock for distribution to corresponding classes of shares of Value Portfolio. Under AVP’s Charter, Growth and Income Portfolio may issue up to 500,000,000 shares of common stock, par value $.001 per share, for each of these Classes.

When the acquisition of Value Portfolio by Growth and Income Portfolio is consummated, Class A and Class B shareholders of Value Portfolio will receive shares of a corresponding class of Growth and Income Portfolio having an aggregate NAV equal to the aggregate NAV of the shareholder’s shares in Value Portfolio.

Each share of Growth and Income Portfolio represents an equal proportionate interest with other shares of Growth and Income Portfolio. Each share has equal earnings, assets, and voting privileges, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to Growth and Income Portfolio as authorized by the Directors. Shares of Growth and Income Portfolio entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of Growth and Income Portfolio received by Value Portfolio in the Acquisition will be issued at NAV, without a sales charge, and will be fully paid and non-assessable.

Dividends and Other Distributions

On or before the Closing Date, as defined in the Plan, Value Portfolio will, if necessary, declare and pay as a distribution substantially all its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions as applicable to maintain its treatment as a regulated investment company.

Federal Income Tax Consequences

As long as the variable contracts funded through the separate accounts of the insurance company shareholders qualify as annuity contracts under section 72 of the Code, the Acquisition will not create any tax liability for contractholders.

Subject to certain stated assumptions contained therein, Value Portfolio will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a “reorganization” within the meaning of section 368(a) of the Code and that Value Portfolio and Growth and Income Portfolio will each be “a party to a reorganization” within the meaning of section 368(b) of the Code; (ii) a shareholder of Value Portfolio will recognize no gain or loss on the exchange of the shareholder’s shares of Value Portfolio solely for shares of Growth and Income Portfolio; (iii) neither Value Portfolio nor Growth and Income Portfolio will

12

recognize any gain or loss upon the transfer of all of the assets of Value Portfolio to Growth and Income Portfolio in exchange for shares of Growth and Income Portfolio and the assumption by Growth and Income Portfolio of the liabilities of Value Portfolio pursuant to the Plan or upon the distribution of shares of Growth and Income Portfolio to shareholders of Value Portfolio in exchange for their respective shares of Value Portfolio; (iv) the holding period and tax basis of the assets of Value Portfolio acquired by Growth and Income Portfolio will be the same as the holding period and tax basis that Value Portfolio had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of Growth and Income Portfolio received in connection with the Acquisition by each shareholder of Value Portfolio (including any fractional share to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shares of Value Portfolio surrendered in exchange therefor; (vi) the holding period of shares of Growth and Income Portfolio received in connection with the Acquisition by each shareholder of Value Portfolio (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of Value Portfolio surrendered in exchange therefore, provided that such Value Portfolio shares constitute capital assets in the hands of the shareholder as of the Closing Date; and (vii) Growth and Income Portfolio will succeed to the capital loss carryovers of Value Portfolio but the use of Growth and Income Portfolio’s existing capital loss carryovers (as well as the carryovers of Value Portfolio) may be subject to limitation under section 383 of the Code after the Acquisition. This opinion of counsel will not be binding on the IRS or a court and there is no assurance that the IRS or a court will not take a view contrary to those expressed in the opinion.

A portion of the assets of Value Portfolio may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Value Portfolio’s basis in such assets. Any capital gains recognized in these sales will be distributed to Value Portfolio’s shareholders (but not to the contractholders) as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders (but not to the contractholders).

Neither Portfolio has any capital loss carryforwards. No distribution of capital gains to Value Portfolio’s shareholders prior to the closing of the Acquisition is anticipated. Prior to the closing of the Acquisition, AVP, if necessary, will declare a distribution to the Value Portfolio shareholders which, together with all previous distributions, will have the effect of distributing to the Value Portfolio shareholders all of Value Portfolio’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

Shareholders of Value Portfolio are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

For information on the existing capitalization of the Portfolios and the pro forma capitalization of Growth and Income Portfolio, see Appendix G.

13

INFORMATION ABOUT THE PORTFOLIOS

Value Portfolio and Growth and Income Portfolio are each a series of AVP, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and organized as a Maryland corporation in 1987 under the name Alliance Variable Products Series Fund, Inc. The company’s name became AllianceBernstein Variable Products Series Fund, Inc. on May 1, 2003 and “AB Variable Products Series Fund, Inc.” on March 30, 2015.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ portfolio securities is available in the Portfolios’ SAI.

Management of the Portfolios

The Directors of AVP oversee the management of the business and affairs of the Portfolios. The Directors approve all significant agreements between the respective Portfolio and persons or companies furnishing services to it, including a Portfolio’s agreements with the Adviser and the Portfolio’s custodian, transfer and dividend disbursing agent. The day-to-day operations of a Portfolio are delegated to its officers and the Portfolio’s Adviser, subject to the Portfolio’s investment objective and policies and to general oversight by the Directors.

The management and investment decisions of Value Portfolio are made by the Adviser’s U.S. Value Senior Investment Management Team. The Portfolio’s management team relies heavily on the Adviser’s large internal research staff. The individuals on the team with the most direct day-to-day management responsibilities are Cem Inal and Joseph G. Paul. They have been members of the U.S. Value Senior Investment Management Team since 2016 and 2009, respectively. Messrs. Inal and Paul are Senior Vice Presidents of the Adviser, with which they have been associated since prior to 2013.

Frank V. Caruso, John H. Fogarty and Vinay Thapar, members of the Adviser’s Relative Value Investment Team, are the individuals primarily responsible for the day-to-day management of Growth and Income Portfolio. Messrs. Fogarty and Thapar have been members of the Relative Value Investment Team since May 2018, and Mr. Caruso has been a member of the Relative Value Investment Team since 2001. Mr. Caruso is a Senior Vice President and Chief Investment Officer of U.S. Growth Equities of the Adviser, with which he has been associated since prior to 2013. Messrs. Fogarty and Thapar are Senior Vice Presidents of the Adviser, with which they have been associated since prior to 2013.

Additional information about the Portfolio Managers may be found in the Portfolios’ SAI.

Advisory Agreement and Fees

Each Portfolio’s investment adviser is AllianceBernstein L.P. (the “Adviser”), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2018 totaling approximately $550 billion (of which approximately $113 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2018, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 15 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 30 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 29 registered investment companies managed by the Adviser, comprising approximately 113 separate investment portfolios, had as of September 30, 2018 approximately 2.5 million retail accounts. The Adviser also serves as administrator for each Portfolio.

14

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering ("IPO"). AXA Equitable is the holding company for a diverse group of financial services companies, including the Adviser. During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

On November 13, 2018, AXA Equitable filed a registration statement with the SEC registering 50,000,000 shares of its common stock currently held by AXA and on November 15, 2018 filed a registration statement increasing the offering by 10,000,000 shares. AXA completed the sale of such shares (the “offering”) on November 20, 2018. The underwriters of the offering have a 30-day option to purchase an additional 9,000,000 shares of common stock from AXA. AXA Equitable also entered into a share repurchase agreement with AXA pursuant to which it has acquired from AXA 30,000,000 shares of AXA Equitable common stock. After settlement of the offering and the share buyback, AXA holds approximately 59.3% of the shares of common stock of AXA Equitable (and will hold 57.5% if the underwriters exercise their option to purchase additional shares from AXA).

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of AVP’s current investment advisory agreement with respect to the Portfolios. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Board approved new investment advisory agreements with the Adviser, in connection with the Plan. The Board also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Portfolio to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable. At the October 11, 2018 meeting, shareholders of the Portfolios approved the new and future investment advisory agreements.

Currently, the Adviser and its affiliates do not anticipate that the Plan will have a material impact on the Adviser or any affiliates of the Adviser that provides services to the Portfolios, including with respect to the following: operations, personnel, organizational structure, capitalization, or financial and other resources. The Adviser’s current leadership and key investment teams are expected to stay in place, and no change in senior management’s strategy for the Adviser is anticipated as a result of the implementation of the Plan. Notwithstanding the foregoing, it is possible that the completion of the Plan, whether implemented through public offerings or other means, could create the potential for disruption to the businesses of AXA Equitable and its subsidiaries. AXA Equitable, today and in the future as a stand-alone entity, is a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. Government and state regulations applicable to public companies that it was not subject to prior to the IPO. The Plan may be

15

implemented in phases. During the time that AXA retains a controlling interest in AXA Equitable, circumstances affecting AXA, including restrictions or requirements imposed on AXA by European and other authorities, may also affect AXA Equitable. A failure to implement the Plan could create uncertainty about the nature of the relationship between AXA Equitable and AXA, and could adversely affect AXA Equitable and its subsidiaries including the Adviser. If the Plan is completed, AXA Equitable will no longer be a subsidiary of AXA. AXA Equitable is expected to remain the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser.

Under AVP’s advisory agreement with the Adviser with respect to the Portfolios (the “Advisory Agreements”), the Adviser provides investment advisory services and order placement facilities for the Portfolios and pays all compensation of directors and officers of the Portfolios who are affiliated persons of the Adviser.

Under the Advisory Agreement, each Portfolio pays the Adviser an advisory fee as follows at (an annual rate of average daily net assets): .55% of the first $2.5 billion, .45% on the excess over $2.5 billion up to $5 billion and .40% on the excess over $5 billion of the Portfolio’s average net assets (in the case of Value Portfolio) and aggregate net assets (in the case of Growth and Income Portfolio).

The Advisory Agreement, by its terms, continues in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the Directors of AVP who neither are interested persons of AVP nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Directors’ approval of the Advisory Agreement is available in each Portfolio’s Semi-Annual Report to Shareholders for the fiscal period ended June 30, 2018.

Distributor

AllianceBernstein Investments, Inc. (“ABI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of Value Portfolio’s and Growth and Income Portfolio’s shares. Under a Distribution Services Agreement, adopted under each Portfolio’s Rule 12b-1 plan, Value Portfolio and Growth and Income Portfolio pay distribution and service fees to the Distributor at an annual rate of up to .25% of each Portfolio’s average daily net assets attributable to their Class B shares. The Distribution Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Because these fees are paid out of the Portfolios’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Service Providers

The Portfolios will have the same service providers after the Acquisition. AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser, provides shareholder services for the Portfolios. The Portfolios compensate ABIS for these services. State Street Bank and Trust Company (“State Street”), c/o State Street Corporation CCB/5, 1 Iron Street, Boston, Massachusetts 02210, serves as custodian for the Portfolios. ABIS, P.O. Box 786003, San Antonio, TX 78278-6003, serves as transfer agent for the Portfolios. After the Acquisition, State Street and ABIS will serve, respectively, as custodian and transfer agent for the combined Portfolio. Ernst & Young LLP serves as the independent registered public accounting firm for the Portfolios and will continue to serve in that capacity for the combined Portfolio after the Acquisition.

LEGAL MATTERS

The validity of the shares of Growth and Income Portfolio offered hereby will be passed upon by Seward & Kissel LLP.

16

EXPERTS

The audited financial statements and financial highlights in the Prospectuses have been included in reliance on the report of Ernst & Young LLP, 5 Times Square, New York, New York, 10036, the independent registered public accounting firm for each of the Portfolios, given on its authority as experts in auditing and accounting.

FINANCIAL HIGHLIGHTS

Financial highlights information for the Portfolios is available at Appendix I.

17

APPENDIX A

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

	Value Portfolio	Growth and Income Portfolio	Differences

Investment Objective	The Portfolio’s investment objective is long-term growth of capital.	Same.	These objectives are identical.

Investment Policies[2]

Status	The Portfolio is diversified. (F)	Same.	These policies are identical.

Principal Strategies

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Portfolio’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Adviser’s fundamental analysis depends heavily upon its internal research staff. The research staff of company and industry analysts covers a research universe that includes the majority of the capitalization of the Russell 1000® Value Index. The Adviser typically projects a company’s financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings,

The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its internal research staff in making investment decisions for the Portfolio. In determining a company’s intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio’s portfolio normally will include companies ranking in the top three deciles of the Adviser’s valuation model.

While both Portfolios target the equity securities of U.S. companies that the Adviser believes are undervalued and employ a value approach to investing, Growth and Income utilizes a relative value investment strategy, while Value Portfolio employs a deep value investment strategy.

2 Policies with the notation “F” are fundamental policies.

A-1

	Value Portfolio	Growth and Income Portfolio	Differences

assuming average mid-economic cycle growth for the fifth year.

The Portfolio’s management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Adviser recognizes that the perception of what is a “value” stock is relative and the factors considered in determining whether a stock is a “value” stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Portfolio does not intend to concentrate in any particular industries or businesses. The Portfolio’s portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

Foreign Securities	The Portfolio may invest in securities of non-U.S. issuers.	Same.	These policies are identical.

Real Estate Investment Trusts (REITs)	The Portfolio may invest in REITs.	Same.	These policies are identical.

Mortgage-Backed Securities, Other Asset-Backed Securities and Structured Securities	The Portfolio may invest in mortgage-backed securities, other asset-backed securities and structured securities.	Same.	These policies are identical.

Derivatives

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

		Same.	These policies are identical.

A-2

	Value Portfolio	Growth and Income Portfolio	Differences
Inflation-Indexed Securities	The Portfolio may invest in inflation-indexed securities.	Same.	These policies are identical.

Indexed Commercial Paper	The Portfolio may invest in indexed commercial paper.	Same.	These policies are identical.

Loan Participations	The Portfolio may invest in loan participations.	Same.	These policies are identical.

Variable and Floating Rate Securities	The Portfolio may invest in variable, floating, and inverse floating rate instruments.	Same.	These policies are identical.

Zero-Coupon and Principal-Only Securities	The Portfolio may invest in zero-coupon and principal-only securities.	Same	These policies are identical

Preferred Stock	The Portfolio may invest in preferred stocks.	Same.	These policies are identical.

Convertible Securities	The Portfolio may invest in convertible securities.	Same.	These policies are identical.

Depositary Receipts and Securities of Supranational Entities	The Portfolio may invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other types of depositary receipts evidencing ownership of underlying securities issued by either a U.S. or a non-U.S. company.	Same.	These policies are identical.

Repurchase Agreements and Buy/Sell Back Transactions	The Portfolio may enter into repurchase agreements and buy/sell back transactions.	Same.	These policies are identical.

Reverse Repurchase Agreements and Dollar Rolls	The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio’s limitations on borrowings.	Same.	These policies are identical.

Forward Commitments	The Portfolio may invest in forward commitments.	Same.	These policies are identical.

Rights and Warrants	The Portfolio may invest in rights or warrants.	Same.	These policies are identical.

Short Sales	The Portfolio may make short sales as part of overall portfolio management or to offset a potential decline in the value of a security.	Same.	These policies are identical.

Standby Commitment Agreements	The Portfolio may enter into standby commitment agreements only for the	Same.	These policies are identical.

A-3

	Value Portfolio	Growth and Income Portfolio	Differences
purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.

Investment in Exchange-Traded Funds and Other Investment Companies

The Portfolio may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance thereunder.

The Portfolio may invest in other investment companies, as permitted by the 1940 Act or the rules and regulations thereunder.

		The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.	These policies are similar.

Securities Lending	The Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.	Same.	These policies are identical.

Margin	The Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.	Same.	These policies are identical.

Industry Concentration	The Portfolio may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. (F)	Same.	These policies are identical.

A-4

	Value Portfolio	Growth and Income Portfolio	Differences

Borrowing	The Portfolio may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security. (F)	Same.	These policies are identical.

Lending	The Portfolio may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act. (F)	Same.	These policies are identical.

Real Estate	The Portfolio may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business. (F)	Same.	These policies are identical.

A-5

	Value Portfolio	Growth and Income Portfolio	Differences

Commodities	The Portfolio may purchase or sell commodities or options thereon to the extent permitted by applicable law. (F)	Same.	These policies are identical.

Underwriting	The Portfolio may not act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended. (F)	Same.	These policies are identical.

A-6

APPENDIX B

PORTFOLIO PERFORMANCE

The charts below show the percentage gain or loss in each calendar year for the ten-year period ended December 31, 2017, for Class A shares of Value Portfolio and Growth and Income Portfolio.

The charts should give you a general idea of how each Portfolio’s return has varied from year to year. The charts include the effects of Portfolio expenses but do not reflect charges associated with the Variable Products or contractholders’ accounts. The calculations of annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results included the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that Growth and Income Portfolio will achieve any particular level of performance after the Acquisition. Additional discussion of the manner of calculation of total return is contained in the Prospectuses of each Portfolio.

Calendar Year Total Returns

Value Portfolio

The annual returns in the bar chart are for the Portfolio’s Class A shares.

You should consider an investment in the Portfolio as a long-term investment. The Portfolio’s returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio’s:

Best quarter was up 18.44%, 3rd quarter, 2009; and worst quarter was down -21.97%, 4th quarter, 2008.

B-1

Growth and Income Portfolio

The annual returns in the bar chart are for the Portfolio’s Class A shares.

You should consider an investment in the Portfolio as a long-term investment. The Portfolio’s returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio’s:

Best quarter was up 14.27%, 2nd quarter, 2009; and worst quarter was down -20.17%, 4th quarter, 2008.

The following tables list average annual total returns for the one year, five years, and ten years, for Value Portfolio and Growth and Income Portfolio, in each case for periods ended December 31, 2017. These tables are intended to provide you with some indication of the risks of investing in the Portfolios. At the bottom of each table, you can compare the Portfolios’ performance with the performance of broad-based market indices.

Average Annual Total Returns

Value Portfolio (Class A)

PERFORMANCE TABLE

Average Annual Total Returns

(For the periods ended December 31, 2017)

 Class A

	1 Year	5 Years	10 Years
Portfolio*	13.57%	12.38%	4.84%
Russell 1000®Value Index (reflects no deduction for fees, expenses, or taxes)	13.66%	14.04%	7.10%

*       Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the 1-Year period ended December 31, 2017 by 0.13%.

B-2

Value Portfolio (Class B)

PERFORMANCE TABLE

Average Annual Total Returns

(For the periods ended December 31, 2017)

 Class B

	1 Year	5 Years	10 Years
Portfolio*	13.29%	12.09%	4.58%
Russell 1000®Value Index (reflects no deduction for fees, expenses, or taxes)	13.66%	14.04%	7.10%

*        Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio's performance for the 1-Year period ended December 31, 2017 by 0.13%.

Growth and Income Portfolio (Class A)

PERFORMANCE TABLE

Average Annual Total Returns

(For the periods ended December 31, 2017)

 Class A

	1 Year	5 Years	10 Years
Portfolio*	18.93%	14.76%	7.28%
Russell 1000®Value Index (reflects no deduction for fees, expenses, or taxes)	13.66%	14.04%	7.10%

*       Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the 1-Year period ended December 31, 2017 by 0.68%.

Growth and Income Portfolio (Class B)

PERFORMANCE TABLE

Average Annual Total Returns

(For the periods ended December 31, 2017)

Class B

	1 Year	5 Years	10 Years
Portfolio*	18.59%	14.47%	7.00%
Russell 1000®Value Index (reflects no deduction for fees, expenses, or taxes)	13.66%	14.04%	7.10%

B-3

APPENDIX C

DESCRIPTION OF PRINCIPAL RISKS OF THE PORTFOLIOS

Among the principal risks of investing in a Portfolio are market risk, foreign (non-U.S.) risk, currency risk, derivatives risk and management risk, and Growth and Income Portfolio is subject to industry/sector risk. Each of these risks is more fully described below. Each Portfolio could become subject to additional risks because the types of investments made by each Portfolio can change over time.

Market Risk	The value of a Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as a Portfolio's value approach, may underperform the market generally.

Foreign (Non-U.S.) Risk	Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk	Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

Derivatives Risk	Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk	Each Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for each Portfolio, but there is no guarantee that its techniques will produce the intended results.

The following principal risk applies only to an investment in Growth and Income Portfolio:

Industry/Sector Risk	Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio's investments.

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APPENDIX D

CERTAIN INFORMATION APPLICABLE TO

CLASS A AND CLASS B SHARES OF GROWTH AND INCOME PORTFOLIO

How to Buy and Sell Shares

The Portfolio offers its shares through the separate accounts of life insurance companies (the “Insurers”). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the Insurer for information on how to purchase and sell the Portfolio’s shares. AllianceBernstein Investments, Inc. (“ABI”) may, from time to time, receive payments from Insurers in connection with the sale of the Portfolio’s shares through the Insurer’s separate accounts.

The Insurers maintain omnibus account arrangements with the Portfolio in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurers’ customers, or contractholders, who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under “Policy Regarding Short-Term Trading.”

The purchase or sale of the Portfolio's shares is priced at the next-determined NAV after the order is received in proper form.

ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

The Portfolio expects that it will typically take up to three business days following the receipt of a redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day a request is received in proper form by the Portfolio by the close of regular trading on any day the New York Stock Exchange (the “Exchange”) is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests. The Portfolio may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, the Portfolio may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.

Payments to Financial Intermediaries

Financial intermediaries, such as the Insurers, market and sell shares of the Portfolio and typically receive compensation for selling shares of the Portfolio. This compensation is paid from various sources.

Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

•	defrayal of costs for educational seminars and training;

•	additional distribution support; and

•	payments related to providing contractholder recordkeeping and/or administrative services.

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ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the Portfolio. Such payments will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the Insurer.

Other Payments for Distribution Services and Educational Support

In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolio. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolio for the Insurers’ employees and/or their clients and potential clients and may include payments for distribution of analytical data regarding Portfolio sales by the Insurer. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2018, ABI’s additional payments to these firms for educational support and distribution assistance related to the AVP Portfolios are expected to be approximately $325,000. In 2017, ABI paid additional payments of approximately $325,000 for the AVP Portfolios.

If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

As of the date of this Information Statement/Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

AIG Advisor Group

AXA Advisors

Jackson National Life

Lincoln Financial Distributors

MetLife Inc.

Ohio National

Pacific Life Insurance Co.

Principal Financial Group

Prudential Financial

Riversource Distributors

Transamerica Capital

Variable Annuity Life Insurance/VALIC

Although the Portfolio may use brokers and dealers who sell shares of the Portfolio to effect Portfolio transactions, the Portfolio does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect Portfolio transactions.

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Frequent Purchases and Redemptions of Portfolio Shares

The Fund’s Board of Directors (the “Board”) has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term contractholders. These policies are described below. There is no guarantee that the Portfolio will be able to detect excessive or short-term trading or to identify contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a contractholder’s financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally

While the Portfolio will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, contractholders that engage in rapid purchases and sales or exchanges of the Portfolio’s shares dilute the value of shares held by long-term contractholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.

Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolio has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Portfolio expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a contractholder’s ability to engage in time zone arbitrage to the detriment of other contractholders.

Contractholders engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. If the Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). The Portfolio may be adversely affected by price arbitrage.

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Policy Regarding Short-Term Trading

Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Portfolio seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolio to the extent they are detected by the procedures described below, subject to the Fund’s ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or AllianceBernstein Investor Services, Inc. (“ABIS”) contractholders’ transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of the Portfolio attributable to a particular contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Portfolio reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

Transaction Surveillance Procedures. The Portfolio, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer’s omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more contractholders might constitute excessive or short-term trading. Insurers’ omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

Account Blocking Procedures. If the Portfolio determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer’s omnibus account(s) will be immediately “blocked” and no future purchase or exchange activity will be permitted, except to the extent the Portfolio, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Portfolio’s ability to apply its short-term trading policy to contractholder activity as discussed below. As a result, any contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the contractholder redeems his or her shares, the contractholder effectively may be “locked” into an investment in shares of the Portfolio that the contractholder did not intend to hold on a long-term basis or that may not be appropriate for the contractholder’s risk profile. To rectify this situation, a contractholder with a “blocked” account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares. An Insurer’s omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Portfolio that one or more contractholders did not or will not in the future engage in excessive or short-term trading.

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. The Portfolio applies its surveillance procedures to Insurers. As required by Securities and Exchange Commission rules, the Portfolio has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide

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 the Portfolio, upon the request of the Portfolio or its agents, with individual account level information about their transactions. If the Portfolio detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolio to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

How the Portfolio Values Its Shares

The Portfolio’s NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern Time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when contractholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolio ordinarily values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing the Portfolio’s assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio’s assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolio’s assets is available in the Portfolio’s SAI.

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APPENDIX E

OTHER INFORMATION

The following information provides only a summary of the key features of the organizational structure and governing documents of the Portfolios. Each Portfolio is organized as a series of the same Maryland corporation. The Charter and Bylaw provisions that govern AVP apply to Growth and Income Portfolio and Value Portfolio. Accordingly, there are no differences between Value Portfolio and Growth and Income Portfolio in terms of their corporate organizational structures.

General

Each Portfolio has procedures available to its respective shareholders for calling shareholders’ meetings and for the removal of directors. Under Maryland law, unless the charter provides otherwise (which AVP’s does not), a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors. Under the Bylaws, shareholder-requested special meetings of shareholders for any other purpose shall be called by AVP’s Secretary only upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

For each Portfolio, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of the Portfolio. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law or the Charter.

Shares of Common Stock of the Portfolios

The Portfolios’ shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of AVP can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Portfolios are organized as series of the same Maryland corporation and thus their shareholders have the same rights due to them under state law. The Portfolios are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, Value Portfolio and Growth and Income Portfolio are required to hold a shareholder meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if a Portfolio seeks to change its fundamental investment policies.

Dividends and Distributions

Value Portfolio and Growth and Income Portfolio have the same dividends and distributions policies. Both Value Portfolio and Growth and Income Portfolio declare dividends on their shares at least annually. The income and capital gains distribution is made in shares of each Portfolio.

Indemnification and Liability of Directors and Officers

The charter of AVP generally provides for the indemnification of officers and directors, as applicable, to the full extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Portfolio or any shareholder thereof to which such person would otherwise be subject by reason of willful

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misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. AVP’s charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law. This exculpation does not protect any such person against any liability to a Portfolio or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person’s office.

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APPENDIX F

FORM OF PLAN OF ACQUISITION AND LIQUIDATION

AB VARIABLE PRODUCTS SERIES FUND, INC.

WITH RESPECT TO ITS SERIES

AB VALUE PORTFOLIO
AND

AB GROWTH AND INCOME PORTFOLIO

As of

November 8, 2018

This Plan of Acquisition and Liquidation (the “Plan”) has been adopted by the Board of Directors of AB Variable Products Series Fund, Inc., a Maryland corporation (the “Corporation”), as of this 8th day of November 2018, to provide for the reorganization of AB Value Portfolio (the “Acquired Portfolio”) into AB Growth and Income Portfolio (the “Acquiring Portfolio”). The Acquired Portfolio and the Acquiring Portfolio (together, the “Portfolios”) are each separate series of the Corporation, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board of Directors (the “Board”) has determined that it is in the best interest of the stockholders of the Acquiring Portfolio and the Acquired Portfolio that the Acquired Portfolio transfer all of the assets attributable to its Class A shares held by its stockholders (“Stockholders”) in exchange for Class A shares of equal net asset value of the Acquiring Portfolio (“Class A Acquisition Shares”), transfer all of the assets attributable to its Class B shares held by its Stockholders in exchange for Class B shares of equal net asset value of the Acquiring Portfolio (“Class B Acquisition Shares” and together with Class A Acquisition Shares, the “Acquisition Shares”) and distribute Class A Acquisition Shares and Class B Acquisition Shares, respectively, of the Acquired Portfolio and that the Corporation redeem the outstanding shares (the “Acquired Portfolio Shares”) of the Acquired Portfolio, all as provided for below (the “Acquisition”).

In this Plan of Acquisition, any references to a Portfolio taking action shall mean and include all necessary actions of the Corporation on behalf of a Portfolio, unless the context of this Plan of Acquisition or the 1940 Act requires otherwise.

The Corporation intends that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to the Acquisition, the Acquiring Portfolio and the Acquired Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

1.	Definitions

In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act	Securities Act of 1933, as amended.

Assets	All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Portfolio or its shares, as appropriate, whether or not determinable at the Effective Time (as defined herein) and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Portfolio or attributable to its shares and any
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deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Portfolio’s books.

Closing Date	Such date as the officers of the Corporation shall designate.

Effective Time	5:00 p.m., Eastern Time, on the Closing Date, or such other time as the officers of the Corporation shall designate.

Financial Statements	The audited financial statements of the relevant Portfolio for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Portfolio for its most recently completed semi-annual period.

Liabilities	All liabilities, expenses and obligations of any kind whatsoever of the Acquired Portfolio, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement	The Registration Statement of the Acquiring Portfolio on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

Valuation Time	The close of regular session trading on the New York Stock Exchange (“NYSE”) on the Closing Date, when for purposes of the Plan, the Corporation determines the net asset value per Acquisition Share of the Acquiring Portfolio and the net value of the assets of the Acquired Portfolio.

NAV	A Portfolio’s net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.	Regulatory Filings

The Acquiring Portfolio shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Portfolio and the Acquired Portfolio also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.	Transfer of the Acquired Portfolio’s Assets

The Acquiring Portfolio and the Acquired Portfolio shall take the following steps with respect to the Acquisition, as applicable:

(a)	On or prior to the Closing Date, the Acquired Portfolio shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Portfolio that are known to the Acquired Portfolio and that are due and payable prior to or as of the Closing Date.
(b)	Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Portfolio will declare to Acquired Portfolio Stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (i) the Acquired Portfolio’s investment income excludable from gross income under Section 103(a) of the Code over (ii) the Acquired Portfolio’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Portfolio’s investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Portfolio’s net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), for the taxable year ending on December 31, 2018 and
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for the short taxable year beginning on January 1, 2019, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Portfolio as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

(c)	At the Effective Time, the Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio, subject to the Liabilities, and the Acquiring Portfolio shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at and after the Effective Time shall become and be assets of the Acquiring Portfolio, and (ii) the Liabilities at the Effective Time shall attach to the Acquiring Portfolio, and shall be enforceable against the Acquiring Portfolio to the same extent as if initially incurred by the Acquiring Portfolio. The Corporation shall redeem the outstanding shares of the Acquired Portfolio by issuance of shares of Acquiring Portfolio as described more fully below.

(d)	Within a reasonable time prior to the Closing Date, the Acquired Portfolio shall provide, if requested, a list of the Assets to the Acquiring Portfolio. The Acquired Portfolio may sell any asset on such list prior to the Effective Time. After the Acquired Portfolio provides such list, the Acquired Portfolio will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Portfolio. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any investments shown on the list that the Acquiring Portfolio has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio’s investment objectives, policies and restrictions. In addition, if the Acquiring Portfolio determines that, as a result of the Acquisition, the Acquiring Portfolio would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Portfolio, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any such limitation and the Acquired Portfolio shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio’s investment objectives, policies and restrictions.
(e)	The Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio at the Effective Time on the following basis:
(1)	The value of the Assets less the Liabilities of the Acquired Portfolio attributable to shares of Class A held by Stockholders and shares of Class B held by Stockholders, determined as of the Valuation Time, shall be divided by the then NAV of one Class A and Class B Acquisition Share, as applicable, and, in exchange for the transfer of the Assets, the Acquiring Portfolio shall simultaneously issue and deliver to the Acquired Portfolio the number of Class A and Class B Acquisition Shares (including fractional shares) so determined, rounded to the second decimal place or such other decimal place as the officers of the Corporation shall designate;
(2)	The NAV of Class A and Class B Acquisition Shares to be delivered to the Acquired Portfolio shall be determined as of the Valuation Time in accordance with the Acquiring Portfolio’s then applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Portfolio shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Portfolio; and
(3)	The portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to State Street Bank and Trust Company, as custodian for the Acquiring Portfolio (the “Custodian”), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Portfolio’s cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio,
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such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Portfolio.

(f)	Promptly after the Closing Date, the Acquired Portfolio will deliver to the Acquiring Portfolio a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date.
4.	Termination of the Acquired Portfolio, Registration of Acquisition Shares and Access to Records

The Acquired Portfolio and the Acquiring Portfolio also shall take the following steps, as applicable:

(a)	At or as soon as reasonably practical after the Effective Time, the Acquired Portfolio shall terminate by transferring pro rata to its Class A Stockholders of record Class A Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan and to its Class B Stockholders of record Class B Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan. The Acquiring Portfolio shall establish accounts on its share records and note on such accounts the names of the former Acquired Portfolio Stockholders and the types and amounts of the Acquisition Shares that former Acquired Portfolio Stockholders are due based on their respective holdings of the Acquired Portfolio Shares as of the close of business on the Closing Date. Fractional Acquisition Shares shall be carried to the second decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquisition Shares in connection with such exchange. All issued and outstanding Acquired Portfolio Shares will be simultaneously redeemed and cancelled on the books of the Acquired Portfolio. Ownership of the Acquisition Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.

Following distribution by the Acquired Portfolio to its Stockholders of all Acquisition Shares delivered to the Acquired Portfolio, the Acquired Portfolio shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

(b)	At and after the Closing Date, the Acquired Portfolio shall provide the Acquiring Portfolio and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Portfolio’s Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Portfolio owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio Stockholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Portfolio shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Portfolio as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.
5.	Conditions to Consummation of the Acquisition

The consummation of the Acquisition shall be subject to the following conditions precedent:

(a)	There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Acquired Portfolio since the date of the
F-4

most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

(b)	The Corporation shall have received an opinion of Seward & Kissel LLP, substantially to the effect that for federal income tax purposes:
(1)	The Acquisition will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquiring Portfolio and the Acquired Portfolio will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;
(2)	A Stockholder of the Acquired Portfolio will recognize no gain or loss on the exchange of the Stockholder’s shares of the Acquired Portfolio solely for Acquisition Shares;
(3)	Neither the Acquired Portfolio nor the Acquiring Portfolio will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Portfolio in exchange for Acquisition Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Plan or upon the distribution of Acquisition Shares to Stockholders of the Acquired Portfolio in exchange for their respective shares of the Acquired Portfolio;
(4)	The holding period and tax basis of the Assets acquired by the Acquiring Portfolio will be the same as the holding period and tax basis that the Acquired Portfolio had in such Assets immediately prior to the Acquisition;
(5)	The aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the Stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor, and increased by any gain recognized on the exchange;
(6)	The holding period of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Portfolio (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Portfolio surrendered in exchange therefor, provided that such Acquired Portfolio shares constitute capital assets in the hands of the Stockholder as of the Closing Date; and
(7)	The Acquiring Portfolio will succeed to the capital loss carryovers of the Acquired Portfolio but the use of the Acquiring Portfolio’s existing capital loss carryovers (as well as the carryovers of the Acquired Portfolio) may be subject to limitation under Section 383 of the Code after the Acquisition.

The opinion will be based on certain factual certifications made by officers of the Portfolios and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

Notwithstanding this subparagraph (b), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Portfolio shall provide additional factual representations to Seward & Kissel LLP with respect to the Portfolios that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Portfolio may waive in any material respect the conditions set forth under this subparagraph (b).

F-5

(c)	The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Portfolio, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.
(d)	No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.
(e)	The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.
(f)	The Acquired Portfolio shall have received a letter from AllianceBernstein L.P. (the “Adviser”) with respect to insurance matters in form and substance satisfactory to the Acquired Portfolio.
(g)	The Acquiring Portfolio shall have received a letter from the Adviser agreeing to indemnify the Acquiring Portfolio in respect of certain liabilities of the Acquired Portfolio in form and substance satisfactory to the Acquiring Portfolio.
6.	Closing
(a)	The Closing shall be held at the offices of the Corporation, 1345 Avenue of the Americas, New York, New York 10105, or at such other place as the officers of the Corporation may designate.
(b)	In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by the Board.
(c)	The Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio. After the Closing Date, the Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such Shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Stockholders.
(d)	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Plan.
7.	Termination of Plan

A majority of the Corporation’s Board may terminate this Plan before the applicable Effective Time if: (i) any of the conditions precedent set forth herein are not satisfied; or (ii) the Board determines that the consummation of the Acquisition is not in the best interests of either Portfolio or its Stockholders.

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8.	Termination of the Acquired Portfolio

If the Acquisition is consummated, the Acquired Portfolio shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

9.	Governing Law

This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

10.	Amendments

The Board may amend this Plan at any time in any manner.

11.	Waivers

The Corporation, on behalf of the Acquired Portfolio and the Acquiring Portfolio, may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to either Portfolio contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for the benefit of either Portfolio contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

12.	Limitation on Liabilities

The obligations of the Corporation and the Portfolios shall not bind any of the directors, shareholders, nominees, officers, employees or agents of the Corporation or the Portfolios personally, but shall bind only the Corporation or the Portfolios, as appropriate. The execution and delivery of this Plan by an officer of the Corporation shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Corporation. No other series of the Corporation shall be liable for the obligations of the Acquired Portfolio or the Acquiring Portfolio.

13.	Expenses

The Acquisition expenses shall be borne by both Portfolios and apportioned on the basis of each Portfolio’s relative expense ratio reductions.

14.	General

This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only by a writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

F-7

In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

AB Variable Products Series Fund, Inc., on behalf of its series,

AB Value Portfolio

Attest:

By:
Name:	Name:
Title:	Title:

AB Variable Products Series Fund, Inc., on behalf of its series,

AB Growth and Income Portfolio

Attest:

By:
Name:	Name:
Title:	Title:
F-8

APPENDIX G

CAPITALIZATION

The following table shows on an unaudited basis the capitalization of each of Value Portfolio and Growth and Income Portfolio as of September 30, 2018 and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of Value Portfolio by Growth and Income Portfolio at net asset value as of September 30, 2018.

	Value Portfolio Class A	Growth and Income Portfolio Class A	Pro Forma Adjustments	Growth and Income Portfolio (Combined Portfolio) Class A (pro forma)(a)
Net Asset Value	$1,165,068	$155,447,216	3,261(b)	$156,609,023
Shares outstanding	68,174	4,912,550	36,823(c)	4,949,373
Net asset value per share	$17.09	$31.64		$31.64

	Value Portfolio Class B	Growth and Income Portfolio Class B	Pro Forma Adjustments	Growth and Income Portfolio (Combined Portfolio) Class B (pro forma)(a)
Net Asset Value	$62,771,206	$901,052,144	128,939(b)	$963,694,411
Shares outstanding	3,695,460	28,913,585	2,014,480(c)	30,928,065
Net asset value per share	$16.99	$31.16		$31.16

(a)	Assumes the Acquisition was consummated on September 30, 2018 and is for information purposes only. No assurance can be given as to how many shares of Growth and Income Portfolio will be received by the shareholders of Value Portfolio on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of Growth and Income Portfolio that actually will be received on or after such date.
(b)	Includes adjustments for estimated expenses of the Acquisition, largely those for legal, accounting, printing and mailing expenses.
(c)	Adjustment includes the conversion of shares of Value Portfolio to Growth and Income Portfolio at their respective NAVs as of September 30, 2018.

G-1

APPENDIX H

SHARE OWNERSHIP INFORMATION

Shares Outstanding

As of November 9, 2018, each Portfolio had the following number of shares of common stock outstanding.

Portfolio	Class	Number of Outstanding Shares of Common Stock
Value Portfolio	A	67,614
	B	3,608.206

Growth and Income Portfolio	A	4,786,735
	B	28,647,851

Ownership of Shares

As of November 9, 2018, the Directors and officers of each Portfolio as a group beneficially owned less than 1% of the outstanding shares of common stock of that Portfolio. To the knowledge of each Portfolio, the following table shows the persons owning, as of November 9, 2018, either of record or beneficially, 5% or more of the outstanding shares of the Portfolio and the percentage of the combined Portfolio’s shares to be owned by the persons if the Acquisition had been consummated as of that date.

Portfolio and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Combined Portfolio Class Owned
Value Portfolio

Class A	Transamerica Advisors Life Insurance Company Cedar Rapids, IA	61,456	90.91%	[_]%

Class B	American General Life Insurance Company of Delaware Houston, TX	573,427	15.91%	[_]%

	SunAmerica Annuity and Life Assurance Company Houston, TX	436,499	12.11%	[_]%

H-1

Portfolio and Class	Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Combined Portfolio Class Owned
	Talcott Resolution Life and Annuity Insurance Company Hartford, CT	1,467,676	40.71%	[_]%

	Talcott Resolution Life Insurance Company Hartford, CT	865,871	24.02%	[_]%

Growth and Income Portfolio

Class A	American General Life Insurance Company of Delaware Houston, TX	1,121,402	23.44%	[_]%

	Jefferson National Life Insurance Company Louisville, KY	432,898	9.05%	[_]%

	Lincoln Life Variable Annuity Fort Wayne, IN	1,005,710	21.02%	[_]%

	Nationwide Life Insurance Company Columbus, OH	706,161	14.76%	[_]%

Class B	GE Life and Annuity Assurance Company Richmond, VA	1,738,598	6.07%	[_]%

	Guardian Insurance & Annuity Co., Inc. Bethlehem, PA	4,636,826	16.19%	[_]%

	Guardian Insurance & Annuity Co., Inc. Bethlehem, PA	2,375,720	8.29%	[_]%

	IDS Life Insurance Corp. Minneapolis, MN	4,754,852	16.60%	[_]%

	Transamerica Life Insurance Company Cedar Rapids, IA	7,986,406	27.88%	[_]%

H-2

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H-3

APPENDIX I

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past 5 years. Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that a contractholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, a contractholder’s return would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for both Growth and Income Portfolio and Value Portfolio as of the end of the Portfolios’ last fiscal year, whose reports, along with each Portfolio’s financial statements, are included in the Portfolios’ annual report to contractholders, which is available upon request.

Value Portfolio

CLASS A
Six Months Ended June 30, 2018	Year Ended December 31,
(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.32	$15.47	$14.11	$15.50	$14.22	$10.63

Income From Investment Operations
Net investment income (a)	.09	(b)	.17	(b)	.19	(b)†	.21	.26	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	1.91	1.42	(1.26)	1.31	3.70
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–	–0	–
Net increase (decrease) in net asset value from operations	(.50)	2.08	1.61	(1.05)	1.57	3.89

Less: Dividends
Dividends from net investment income	–0	–	(.23)	(.25)	(.34)	(.29)	(.30)
Net asset value, end of period	$16.82	$17.32	$15.47	$14.11	$15.50	$14.22

Total Return
Total investment return based on net asset value (d)*	(2.89)%	13.57%	11.55	%†	(6.95)%	11.10%	36.85%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,102	$1,364	$1,463	$1,373	$2,050	$2,205
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%^	.87%	.88%	.81%	.79%	.73%
Expenses, before waivers/reimbursements	.90	%^	.87%	.89%	.81%	.79%	.73%
Net investment income	1.10	%(b)^	1.08	%(b)	1.30	%(b)†	1.38%	1.74%	1.51%
Portfolio turnover rate	14%	36%	68%	83%	42%	44%

__________________________
See footnotes on page I-3.

I-1

CLASS B
Six Months Ended June 30, 2018	Year Ended December 31,
(unaudited)	2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.20	$15.36	$14.00	$15.37	$14.10	$10.54

Income From Investment Operations
Net investment income (a)	.07	(b)	.13	(b)	.15	(b)†	.17	.22	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	1.89	1.42	(1.25)	1.29	3.66
Contributions from Affiliates	–0	–	.00	(c)	–0	–	–0	–	–0	–	–0	–
Net increase (decrease) in net asset value from operations	(.52)	2.02	1.57	(1.08)	1.51	3.82

Less: Dividends
Dividends from net investment income	–0	–	(.18)	(.21)	(.29)	(.24)	(.26)
Net asset value, end of period	$16.68	$17.20	$15.36	$14.00	$15.37	$14.10

Total Return
Total investment return based on net asset value (d)*	(3.02)%	13.29%	11.29	%†	(7.17)%	10.77%	36.49%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,618	$71,949	$79,746	$85,064	$112,143	$132,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%^	1.12%	1.13%	1.06%	1.04%	.98%
Expenses, before waivers/reimbursements	1.15	%^	1.12%	1.14%	1.06%	1.04%	.98%
Net investment income	.86	%(b)^	.83	%(b)	1.06	%(b)†	1.14%	1.51%	1.28%
Portfolio turnover rate	14%	36%	68%	83%	42%	44%

____________________________
See footnotes on page I-3.

I-2

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.0005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.02%	.02%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended June 30, 2018 and years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by .06%, .13%, .02%, .17%, .04% and .07%, respectively.

^	Annualized
I-3

Growth and Income Portfolio

 CLASS A

	Six Months Ended June 30, 2018		Year Ended December 31,

	(unaudited)		2017		2016		2015		2014		2013
Net asset value, beginning of period	$33.35		$31.21		$30.12		$30.04		$27.80		$20.88

Income From Investment Operations
Net investment income (a)	.18	(b)	.31	(b)	.43	(b)†	.37		.40		.33
Net realized and unrealized gain (loss) on investment transactions	(.40)		5.21		2.84		.14		2.23		6.92
Capital contributions	–0	–	.00	(c)	–0	–	–0	–	–0	–	–0	–
Net increase (decrease) in net asset value from operations	(.22)		5.52		3.27		.51		2.63		7.25

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.49)		(.32)		(.43)		(.39)		(.33)
Distributions from net realized gain on investment transactions	–0	–	(2.89)		(1.86)		–0	–	–0	–	–0	–
Total dividends and distributions	–0	–	(3.38)		(2.18)		(.43)		(.39)		(.33)
Net asset value, end of period	$33.13		$33.35		$31.21		$30.12		$30.04		$27.80

Total Return
Total investment return based on net asset value (d)	(.66)%		18.93	%*	11.30	%†*	1.70	%*	9.54	%*	34.96	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$147,475		$159,324		$155,924		$150,801		$168,135		$164,154
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.59	%^	.60%		.61%		.60%		.60%		.60%
Expenses, before waivers/reimbursements	.60	%^	.60%		.61%		.60%		.60%		.60%
Net investment income	1.10	%(b)^	.97	%(b)	1.46	%(b)†	1.21%		1.39%		1.35%
Portfolio turnover rate	47%		85%		101%		73%		51%		63%

______________________________

See footnotes on page I-6.

I-4

CLASS B
	Six Months Ended June 30, 2018		Year Ended December 31,

	(unaudited)		2017		2016		2015		2014		2013
Net asset value, beginning of period	$32.88		$30.82		$29.78		$29.71		$27.49		$20.66

Income From Investment Operations
Net investment income (a)	.14	(b)	.23	(b)	.36	(b)†	.29		.32		.27
Net realized and unrealized gain (loss) on investment transactions	(.40)		5.14		2.79		.14		2.22		6.83
Capital contributions	–0	–	.00	(c)	–0	–	–0	–	–0	–	–0	–
Net increase (decrease) in net asset value from operations	(.26)		5.37		3.15		.43		2.54		7.10

Less: Dividends and Distributions
Dividends from net investment income	–0	–	(.42)		(.25)		(.36)		(.32)		(.27)
Distributions from net realized gain on investment transactions	–0	–	(2.89)		(1.86)		–0	–	–0	–	–0	–
Total dividends and distributions	–0	–	(3.31)		(2.11)		(.36)		(.32)		(.27)
Net asset value, end of period	$32.62		$32.88		$30.82		$29.78		$29.71		$27.49

Total Return
Total investment return based on net asset value (d)	(.79)%		18.59	%*	11.07	%†*	1.43	%*	9.29	%*	34.59	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$855,833		$906,790		$886,666		$646,424		$701,442		$709,257
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.84	%^	.85%		.86%		.85%		.85%		.85%
Expenses, before waivers/reimbursements	.85	%^	.85%		.86%		.85%		.85%		.85%
Net investment income	.85	%(b)^	.72	%(b)	1.21	%(b)†	.96%		1.14%		1.11%
Portfolio turnover rate	47%		85%		101%		73%		51%		63%

_________________________

See footnotes on page I-6.

I-5

_______________________________

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended December 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2017, December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 by .68%, .03%, .14%, .11% and .08%, respectively.

Includes the impact of proceeds recorded and credited to the Portfolio resulting from a regulatory settlement, which enhanced the Portfolio’s performance for the years ended December 31, 2017 by .01%.

^	Annualized.

I-6

_________________________________________

STATEMENT OF ADDITIONAL INFORMATION

December [_], 2018

For the Acquisition of:

AB VALUE Portfolio

a series of AB Variable Products Series Fund, Inc.

1345 Avenue of the Americas

New York, New York 10105

BY

AB GROWTH AND INCOME PORTFOLIO

a series of AB Variable Products Series Fund, Inc.

1345 Avenue of the Americas

New York, New York l0105

(800) 221-5672

_________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Information Statement/Prospectus dated December [_], 2018, relating to the acquisition of the assets and assumption of the liabilities (the “Acquisition”) of AB Value Portfolio (the “Acquired Fund”) by AB Growth and Income Portfolio (the “Acquiring Fund”), each a series of AB Variable Products Series Fund, Inc., a Maryland corporation, pursuant to a Plan of Acquisition and Liquidation (the “Plan”). The Plan provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund;
•	the distribution of the shares of the Acquiring Fund to shareholders of the Acquired Fund; and
•	the liquidation and termination of the Acquired Fund.

Shareholders of the Acquired Fund will receive the same class of shares of the Acquiring Fund that they hold in the Acquired Fund at the time of the Acquisition.

The Combined Information Statement/Prospectus and this Statement of Additional Information are available upon request, without charge, by writing to the applicable address or calling the telephone numbers listed below.

By mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By phone:	(800) 221-5672

All of this additional information is also available in documents filed with the Securities and Exchange Commission (the “SEC”). You may view or obtain these documents from the SEC:

In person:	at the SEC’s Public Reference Room in Washington, DC

By phone:	1-202-551-8090 (for information on the operations of the Public Reference Room only)

By mail:	Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 (copies may be obtained at prescribed rates)

On the Internet:	www.sec.gov

2

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	3
FINANCIAL INFORMATION	3
PRO FORMA FINANCIAL INFORMATION	4

ADDITIONAL INFORMATION ABOUT THE FUNDS

This Statement of Additional Information, which supplements and is related to the Combined Information Statement/Prospectus, is accompanied by and incorporates by reference the Statement of Additional Information of the Acquiring Fund dated May 1, 2018 (filed on April 26, 2018; File No. 811-05398), as supplemented or amended to the date hereof.

FINANCIAL INFORMATION

This Statement of Additional Information incorporates by reference the documents referenced below, which contain historical financial information regarding the Acquired Fund and the Acquiring Fund.

•	The prospectus and SAI of the Acquired Fund dated May 1, 2018, which were filed with the SEC on April 26, 2018 (File Nos. 33- 18647 and 811-05398);

•	The prospectus and SAI of the Acquiring Fund dated May 1, 2018, which were filed with the SEC on April 26, 2018 (File Nos. 33- 18647 and 811-05398);

•	The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund contained in its annual report for the fiscal year ended December 31, 2017 (File No. 811-05398);

•	The unaudited financial statements for the Acquiring Fund contained in its semi-annual report for the six-month period ended June 30, 2018 (File No. 811-05398);

•	The unaudited financial statements for the Acquired Fund contained in its semi-annual report for the six-month period ended June 30, 2018 (File No. 811-05398); and

•	The audited financial statements and related independent registered public accounting firm’s report for the Acquired Fund contained in its annual report for the fiscal year ended December 31, 2017 (File No. 811-05398).

3

PRO FORMA FINANCIAL INFORMATION

As of November __, 2018 [date within 30 days prior to filing of Form N-14], the net asset value of the Acquired Fund was less than ten percent (10%) of the Acquiring Fund; as such, pro forma financial statements are not required to be and have not been prepared.

4

PART C

OTHER INFORMATION

ITEM 15.	Indemnification.

It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Amended and Restated Articles of Incorporation, filed as Exhibit (1), Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (2) and Section 9 of the Distribution Services Agreement filed as Exhibit (7)(a) and Class B Distribution Services Agreement filed as Exhibit (7)(b). The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (6)(a) in response to Item 16.

Article EIGHTH of the Registrant's Articles of Incorporation provide as follows:

EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

(2)       The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

(3)       The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

(4)       Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

ARTICLE IX of the Registrant's Amended and Restated By-laws reads as follows:

ARTICLE IX. Indemnification.

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

The Registrant participates in a joint directors' liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM 16.	Exhibits

(1)

(a) Articles of Amendment and Restatement to Articles of Incorporation of the Registrant dated February 1, 2006 and filed February 23, 2006 – Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 1, 2006.

(b) Articles of Amendment to Articles of Incorporation of the Registrant, dated January 9, 2008 and filed January 15, 2008 – Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 44 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 3, 2008.

(c) Articles of Amendment to Articles of Incorporation of the Registrant, dated April 28, 2008 and filed April 28, 2008 – Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2008.

(d) Articles of Amendment to Articles of Incorporation of the Registrant, dated April 28, 2008 and filed April 28, 2008 – Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2008.

(e) Articles of Amendment to Articles of Incorporation of the Registrant, dated September 26, 2008 and filed September 26, 2008 – Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 26, 2009.

(f) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 9, 2009 and filed April 6, 2009 – Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

(g) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 30, 2009 and filed March 31, 2009 – Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

(h) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 30, 2009 and filed March 31, 2009 – Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 49 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2009.

(i) Articles of Amendment to Articles of Incorporation of the Registrant, dated October 2, 2009 and filed October 5, 2009 – Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 25, 2010.

(j) Articles of Amendment to Articles of Incorporation of the Registrant, dated October 2, 2009 and filed October 5, 2009 – Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 50 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 25, 2010.

(k) Articles of Amendment to Articles of Incorporation of the Registrant, dated March 16, 2011 and filed March 16, 2011 – Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 53 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 31, 2011.

(l) Articles of Amendment to Articles of Incorporation of the Registrant, dated and filed on June 6, 2012 – Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2013.

(m) Articles Supplementary to Articles of Incorporation of the Registrant, dated and filed on February 5, 2015 – Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 62 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 11, 2015.

(n) Articles of Amendment to Articles of Incorporation of the Registrant, effective and filed on March 30, 2015 – Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 63 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 30, 2015.

(2)	By-Laws - Amended and Restated By-Laws of the Registrant – Incorporated by reference to Exhibit 99.77Q1 – Other Exhibits to Form NSAR-A for the Registrant filed with the Securities and Exchange Commission on August 29, 2006.

(3)	Voting Trust Agreements. – Not Applicable.

(4)	Form of Plan of Acquisition and Liquidation – filed as Appendix F to the Information Statement/Prospectus.

(5)	Instruments defining the rights of holders of the securities being registered. – Not Applicable.

(6)

(a) Investment Advisory Agreement between the Registrant and AllianceBernstein L.P., dated July 22, 1992, as amended as of May 1, 1997, May 1, 2001, May 1, 2003, May 1, 2004, September 7, 2004, May 1, 2005, August 3, 2006, April 1, 2011, April 28, 2015, February 3, 2017 and January 30, 2018 – Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 74 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2018.

(b) Investment Advisory Contract between the Registrant, with respect to AB Multi-Manager Alternative Strategies Portfolio, and AllianceBernstein L.P., dated December 16, 2015 – Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2016.

(7)

(a) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 1998.

(b) Class B Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on May 4, 1999.

(8)	Bonus, profit sharing, pension or other similar contracts or arrangements. - Not applicable.

(9)

(a) Master Custodian Agreement dated August 3, 2009 between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

(b) Amendment to the Master Custodian Agreement, dated April 1, 2015, between the Registrant , with respect to AB Global Risk Allocation – Moderate Portfolio, AB Global Bond Portfolio and AB Multi-Manager Alternative Strategies Portfolio, and State Street Bank and Trust Company – Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 63 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 30, 2015.

(10)

(a) Rule 12b-1 Class B Distribution Plan - Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 28 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on May 4, 1999.

(b) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 36 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on February 11, 2004.

(11)	Opinion and Consent of Seward & Kissel LLP regarding the legality of securities being registered – Filed herewith.

(12)	Opinion and Consent of Seward & Kissel LLP as to Tax matters – To be filed by amendment.

(13)

(a) Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. – Incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 1998.

(b) Expense Limitation Undertaking by AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 40 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 27, 2005.

(c) Form of Expense Limitation Undertaking by AllianceBernstein L.P. – Incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on March 1, 2006.

(d) Expense Limitation Agreement between Registrant and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 58 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2013.

(e) Expense Limitation Agreement, dated April 29, 2015, between the Registrant, on behalf of AB Global Bond Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 63 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 30, 2015.

(f) Acquired Fund Fee and Expense Waiver Agreement, dated April 29, 2015, between the Registrant, on behalf of AB Global Bond Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 63 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 30, 2015.

(g) Expense Limitation Agreement, dated December 16, 2015, between the Registrant, on behalf of AB Multi-Manager Alternative Strategies Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2016.

(h) Acquired Fund Fee and Expense Waiver Agreement, dated December 16, 2015, between the Registrant, on behalf of AB Multi-Manager Alternative Strategies Portfolio and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 66 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 28, 2016.

(i) Management Fee Waiver Undertaking, dated June 1 2016, by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(15) to Post-Effective Amendment No. 172 of the Registration Statement on Form N-1A of AB Bond Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on February 23, 2018.

(j) Expense Limitation Agreement, dated April 28, 2016, between the Registrant, on behalf of AB Global Risk Allocation – Moderate Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 74 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2018.

(k) Form of Acquired Fund Fee Waiver Undertaking, dated May 1, 2018, between the Registrant, on behalf of AB Balanced Wealth Strategy Portfolio, and AllianceBernstein L.P. – Incorporated by reference to Exhibit (h)(11) to Post-Effective Amendment No. 74 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 26, 2018.

(14)	Consent of Independent Registered Public Accounting Firm – Filed herewith.

(15)	Financial Statements omitted pursuant to Item 14(a)(1). - Not applicable.

(16)	Powers of Attorney for: Michael J. Downey, William H. Foulk, Jr., Nancy P. Jacklin, Robert M. Keith, Carol C. McMullen, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner – Filed herewith.

(17)	Additional Exhibits. – Not Applicable.

ITEM 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on the 26th day of November, 2018.

AB VARIABLE PRODUCTS SERIES FUND, INC

By:	/s/ Robert M. Keith
Robert M. Keith
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

1)	Principal Executive Officer:

	/s/ Robert M. Keith Robert M. Keith	President and Chief Executive Officer	November 26, 2018

2)	Principal Financial and Accounting Officer:
	/s/ Joseph J. Mantineo Joseph J. Mantineo	Treasurer and Chief Financial Officer	November 26, 2018

3)	Directors: Michael J. Downey* William H. Foulk, Jr.* Nancy P. Jacklin* Robert M. Keith* Carol C. McMullen* Garry L. Moody* Marshall C. Turner, Jr.* Earl D. Weiner*
*By:	/s/ Emilie D. Wrapp Emilie D. Wrapp (Attorney-in-Fact)		November 26, 2018

Index to Exhibits

Exhibit No.	Description of Exhibits

(11)	Opinion and Consent of Seward & Kissel LLP

(14)	Consent of Independent Registered Public Accounting Firm

(16)	Powers of Attorney